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                                                                   EXHIBIT 99.10
                                                                  EXECUTION COPY

                                PARENT AGREEMENT

      PARENT AGREEMENT, dated as of April 20, 2005 (this "Agreement"), among TIME WARNER CABLE INC., a Delaware corporation ("Parent"), TIME WARNER NY CABLE LLC, a Delaware limited liability company and a subsidiary of Parent ("Buyer"), and ADELPHIA COMMUNICATIONS CORPORATION, a Delaware corporation ("Seller"). Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in that certain Asset Purchase Agreement, dated as of the date hereof (as amended from time to time, the "Purchase Agreement"), between Seller and Buyer.

                                  WITNESSETH:

      WHEREAS, simultaneously herewith, Buyer and Seller are entering into the Purchase Agreement; and

      WHEREAS, as an inducement to Seller to enter into the Purchase Agreement, Parent and Buyer are entering into this Agreement;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                    GUARANTY

            Section 1.1 Guaranty. Parent absolutely, unconditionally and irrevocably guarantees the full and timely compliance with and performance of all obligations of Buyer (or any of its Subsidiaries that are permitted assignees of Buyer pursuant to Section 9.3 of the Purchase Agreement) ("Buyer Obligations"), including without limitation all present and future payment obligations thereunder in each case when (after giving effect to any applicable grace or cure periods), and to the extent that, any of the same shall become due and payable or performance of or compliance with any of the same shall be required (collectively, the "Guaranty").

            Section 1.2 Nature of Guaranty. The Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance, and not a guaranty of collection. The Guaranty may be enforced by Seller, any Seller Indemnified Party or an entity designated by Seller at least five Business Days prior to the Closing Date as its representative (the "Representative"); provided, however, that the appointment of such Representative shall be made pursuant to an agreement that is reasonably acceptable to Buyer and which provides such Representative with full power and authority to act on behalf of, and bind, each Seller Indemnified Party and Seller. The Guaranty shall remain in full force and effect and shall be binding on Parent and its successors and assigns until

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all Buyer Obligations have been satisfied in full.

            Section 1.3 No Impairment.

            (a) Parent's obligations under the Guaranty shall not be subject to any reduction, limitation, impairment or termination for any reason (other than by indefeasible payment or performance in full of the Buyer Obligations) and shall not be subject to any (i) defense, counterclaim, set-off or deduction and shall remain in full force and effect without regard to, and shall not be released, impaired or discharged by any circumstance or condition (whether or not Parent shall have any knowledge or notice thereof) whatsoever that might otherwise constitute a legal or equitable discharge or defense in any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to Parent or Buyer, or their respective properties or their creditors or any action taken by any trustee or receiver or by any court in any such proceeding or (ii) any other circumstance whatsoever that constitutes or might be construed to constitute an equitable or legal discharge of Parent as a guarantor hereunder.

            (b) Notwithstanding anything to the contrary in this Agreement, Parent's obligations under the Guaranty shall be irrevocably reduced, limited and terminated to the extent of any Buyer Obligations that are assigned, transferred or delegated by Buyer to Friendco pursuant to Section 9.3 of the Purchase Agreement to the extent Seller has the right to enforce in full against Friendco any such Liability.

            Section 1.4 Waiver. Parent unconditionally waives: (a) all notices and demands which may be required by Law or otherwise to preserve any rights against Parent under the Guaranty, including, without limitation, notice of the acceptance of this Agreement or the Guaranty and (b) presentment, demand, notice of dishonor, protest, notice of nonpayment and all other notices and demands; provided, however, that Parent shall be furnished with a copy of any notice of or relating to default under the Purchase Agreement to which Buyer is entitled or which is served upon Buyer at the same time such notice is sent to or served upon Buyer.

            Section 1.5 Reservation of Rights of Parent. Notwithstanding anything to the contrary in this Agreement, Parent shall be entitled to assert as a defense hereunder any defense that is or would be available to Buyer under the Purchase Agreement.

            Section 1.6 Subrogation. Upon payment in full of any Buyer Obligation, (a) Parent shall be subrogated to the rights of Seller, the Seller Indemnified Parties and the Representative with respect to such Buyer Obligation and (b) at the request of Parent, Seller, the Designated Entity, and any Seller Indemnified Party that accepts a payment under this Agreement shall, as a condition precedent to receipt of such payment, execute and deliver to Parent appropriate documents necessary to evidence the transfer by subrogation to Parent of an interest in the Buyer Obligations resulting from such payment by Parent.

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                                   ARTICLE II

                            REPRESENTATIONS OF PARENT

            Parent represents and warrants to Seller as follows:

            Section 2.1 Organization and Qualification. Parent is a corporation duly organized, validly existing and in good standing under the laws of Delaware.

            Section 2.2 Corporate Authorization. Parent has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance by Parent of this Agreement has been duly and validly authorized and no additional corporate, shareholder or similar authorization or consent is required in connection with the execution, delivery and performance by Parent of this Agreement.

            Section 2.3 Consents and Approvals. No consent, approval, waiver, authorization, notice or filing is required to be obtained by Parent from, or to be given by Parent to, or made by Parent with, any Person in connection with the execution, delivery and performance by Parent of this Agreement, other than the consents, approvals, waivers, authorizations, notices or filings the failure of which to obtain, give or make would not, individually or in the aggregate, impair or delay in any material respect Parent's ability to perform its obligations hereunder.

            Section 2.4 Non-Contravention. The execution, delivery and performance by Parent of this Agreement does not and will not (a) violate any provision of the Articles of Incorporation, Bylaws or other organizational documents of Parent or any of its Affiliates, (b) conflict with, or result in the breach of, or constitute a default under, or result in the termination, cancellation, modification or acceleration (whether after the filing of notice or the lapse of time or both) of any right or obligation of Parent or any of its Affiliates under, or a loss of any benefit to which Parent or any of its Affiliates is entitled under, any contract, agreement or arrangement to which any of them is a party or result in the creation of any Encumbrance upon any of their assets or (c) violate or result in a breach of or constitute a default under any Law to which Parent is subject, other than, in the case of clauses (b) and (c), conflicts, breaches, terminations, defaults, cancellations, accelerations, losses, violations or Encumbrances that would not, individually or in the aggregate, impair or delay in any material respect Parent's ability to perform its obligations hereunder.

            Section 2.5 Binding Effect. This Agreement, when executed and delivered by Seller, will constitute a valid and legally binding obligation of Parent enforceable against it in accordance with its terms.

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                                  ARTICLE III

                                 MISCELLANEOUS

            Section 3.1 Notices. All notices, requests, demands, approvals, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given and made if served by personal delivery upon the party for whom it is intended or delivered by registered or certified mail, return receipt requested, or if sent by telecopier or email, provided that the telecopy or email is promptly confirmed by telephone confirmation thereof, to the Person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such Person:

To Parent:

                 Time Warner Cable Inc.
                 290 Harbor Drive
                 Stamford, CT 06902-6732
                 Telephone: (203) 328-0670
                 Telecopy: (203) 328-3295
                 Email: glenn.britt@twcable.com
                 Attention: Chief Executive Officer

With a copy to:

                 Legal Department
                 Time Warner Cable Inc.
                 290 Harbor Drive
                 Stamford, CT 06902-6732
                 Telephone: (203) 328-0631
                 Telecopy: (203) 328-4094
                 Email: marc.lawrence-apfelbaum@twcable.com
                 Attention: General Counsel

                 -and-

                 Paul, Weiss, Rifkind, Wharton & Garrison LLP
                 1285 Avenue of the Americas
                 New York, NY 10019-6064
                 Telephone: (212) 373-3000
                 Telecopy: (212) 757-3990
                 Email: kparker@paulweiss.com
                        rschumer@paulweiss.com
                 Attention: Kelley D. Parker
                            Robert B. Schumer

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To Buyer:

                 c/o Time Warner Cable Inc.
                 290 Harbor Drive
                 Stamford, CT 06902-6732
                 Telephone: (203) 328-0670
                 Telecopy: (203) 328-3295
                 Email: glenn.britt@twcable.com
                 Attention: Chief Executive Officer

With a copy to:

                 Legal Department
                 Time Warner Cable Inc.
                 290 Harbor Drive
                 Stamford, CT 06902-6732
                 Telephone: (203) 328-0631
                 Telecopy: (203) 328-4094
                 Email: marc.lawrence-apfelbaum@twcable.com
                 Attention: General Counsel

                 -and-

                 Paul, Weiss, Rifkind, Wharton & Garrison LLP
                 1285 Avenue of the Americas
                 New York, NY 10019-6064
                 Telephone: (212) 373-3000
                 Telecopy: (212) 757-3990
                 Email: kparker@paulweiss.com
                        rschumer@paulweiss.com
                 Attention: Kelley D. Parker
                            Robert B. Schumer

To Seller:

                 Adelphia Communications Corporation
                 5619 DTC Parkway
                 Greenwood Village, CO 80111
                 Telephone: (303) 268-6458
                 Telecopy: (303) 268-6662
                 Email: brad.sonnenberg@adelphia.com
                 Attn: Brad Sonnenberg

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With a copy to:

                 Sullivan & Cromwell LLP
                 125 Broad Street
                 New York, NY 10004
                 Telephone: (212) 558-4000
                 Telecopy: (212) 558-3588
                 Email: korrya@sullcrom.com
                 Attn: Alexandra D. Korry

            Section 3.2 Amendment; Waiver. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Parent, Buyer and Seller, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

            Section 3.3 No Assignment or Benefit to Third Parties. This Agreement shall be binding upon and inure to the benefit of the parties hereto, the Seller Indemnified Parties and their respective permitted assigns. No party to this Agreement may assign any of its rights or transfer or delegate any of its obligations under this Agreement, directly or indirectly, by operation of Law or otherwise, without the prior written consent of the other parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than Buyer, Seller, the Seller Indemnified Parties and Parent and their respective permitted assigns, any rights or remedies under or by reason of this Agreement.

            Section 3.4 Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

            Section 3.5 Expenses. Except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by the party incurring such costs and expenses.

            Section 3.6 Governing Law; Submission to Jurisdiction; Selection of Forum; Waiver of Trial by Jury. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF

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NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. Each party hereto agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Agreement exclusively in (a) the Bankruptcy Court so long as the Reorganization Case remains open and (b) after the completion of the Reorganization Case or in the event that the Bankruptcy Court determines that it does not have jurisdiction, any other Chosen Court, and solely in connection with claims arising under this Agreement (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts,
(iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party hereto and (iv) agrees that service of process upon such party in any such action or proceeding shall be effective if notice is given in accordance with Section 2.1 of this Agreement. Seller irrevocably designates The Corporation Trust Company as its agent and attorney-in-fact for the acceptance of service of process and making an appearance on its behalf in any such claim or proceeding and for the taking of all such acts as may be necessary or appropriate in order to confer jurisdiction over it before the Chosen Courts and Seller stipulates that such consent and appointment is irrevocable and coupled with an interest. Each party hereto irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement.

            Section 3.7 Survival. All covenants and agreements made herein shall survive and shall continue in full force and effect until all of such party's obligations under this Agreement shall be fully performed in accordance with the terms hereof. The representations and warranties made herein shall expire upon the Closing.

            Section 3.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Agreement.

            Section 3.9 Headings. The heading references herein are for convenience purposes only, and shall not be deemed to limit or affect any of the provisions hereof.

            Section 3.10 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

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            IN WITNESS WHEREOF, the parties have executed or caused this
Agreement to be executed as of the date first above written.

                                 TIME WARNER CABLE INC.

                                 By: /s/ David E. O'Hayre
                                     -------------------------------------------
                                     Name: David E. O'Hayre
                                     Title: Executive Vice President,
                                            Investments

                                 TIME WARNER NY CABLE LLC

                                 By: /s/ David E. O'Hayre
                                     -------------------------------------------
                                     Name: David E. O'Hayre
                                     Title: Executive Vice President,
                                            Investments

                                 ADELPHIA COMMUNICATIONS CORPORATION

                                 By: /s/ William Schleyer
                                     -------------------------------------------
                                     Name: William Schleyer
                                     Title: Chief Executive Officer and
                                            Chairman

Parent Agreement